UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

July 30, 2021 (July 27, 2021) Date of Report (Date of earliest event reported)

Sonic Foundry, Inc. (Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-30407 (Commission File Number)	39-1783372 (IRS Employer Identification No.)

222 W. Washington Ave Madison, WI 53703 (Address of principal executive offices)	(608) 443-1600 (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 20, 2021, the Company entered into a transaction with four investors on identical terms pursuant to which they agreed to purchase, and the Company agreed to issue and sell, an aggregate of 945,946 shares at a price of $3.70 per share (total of $3,500,000). The Company closed on the issuance and sale on July 27, 2021. The Company and the investors also entered into (i) warrant agreements pursuant to which the investors have the right to purchase 141,892 shares at a price of $5.50 per share on or before July 20, 2026 and, (ii) registration rights agreements (“Rights Agreement”) whereby the Company agreed to file a registration statement with the U.S. Securities and Exchange Commission (the “Commission”) within six months after the effective date of the Rights Agreement and further agreed to use its commercially reasonable efforts to have the registration statement declared effective and to ensure that the registration statement remains effective throughout the term of the Rights Agreement.

The investors above included Mr. Mark Burish, the Company’s chairman and largest shareholder who purchased $1,250,000 of common stock for a total of 337,838 shares and 50,676 warrants. The Company’s special committee of disinterested directors met several times to discuss and negotiate the terms of the above transactions, including the participation of Mr. Burish. The special committee unanimously approved such terms.

Another participant in the transaction above was Roumell Opportunistic Value Fund, run by James Roumell, a Chevy Chase, Maryland money manager, who purchased $1,500,000 of common stock. Forms of the Warrant and the Rights Agreement are attached hereto and incorporated herein as exhibits. The foregoing descriptions of the Warrant and the Rights Agreement are qualified in their entirety by reference to the full text of the Warrant and Rights Agreement.

Item 3.02. Unregistered Sales of Equity Securities.

The description of the Subscription Agreements set forth under Item 1.01 is incorporated by reference in this Item 3.02. The shares and warrants described in Item 1.01 above were issued without registration under the Securities Act, in reliance upon the exemption provided in Section 4(a)(2) thereunder (“Section 4(a)(2)”). The investors each represented that they are an “accredited investor” as that term is defined in Rule 501 under the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d)      Exhibits.

4.1                        Form of Warrant

10.1                      Form of Registration Rights Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sonic Foundry, Inc.

(Registrant)

July 30, 2021

By:	/s/ Kenneth A. Minor
By:	Kenneth A. Minor
Title:	Interim Chief Financial Officer